UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

BIOLASE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36385	87-0442441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27042 Towne Centre Drive,
Suite 270
Lake Forest, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 361-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

BIOLASE, Inc. (the “Company”) expects to hold its 2022 Annual Meeting of Stockholders on April 28, 2022 (the “Annual Meeting”). Details regarding the Annual Meeting will be specified in the forthcoming proxy statement related to the Annual Meeting.

The Company has set December 18, 2021 as the deadline for the receipt of proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act must be directed to the attention of the Corporate Secretary, BIOLASE, Inc., 27042 Towne Centre Drive, Suite 270, Foothill Ranch, CA 92610.

For a stockholder to bring business before the Annual Meeting outside of Rule 14a-8 or to nominate a director, the stockholder must provide timely written notice to the Company in accordance with the Seventh Amended and Restated Bylaws of the Company (the “Company’s Bylaws”). Because the Annual Meeting is being scheduled more than 30 days prior to the first anniversary of the Company’s 2021 annual meeting of stockholders, to be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the address set forth above, no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Accordingly, to be timely, such notice must be delivered by January 28, 2022. All stockholder proposals and director nominations must also comply with Delaware law, the rules and regulations under the Exchange Act and the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: December 8, 2021	By	/s/ John R. Beaver
Name: John R. Beaver
Title: President and Chief Executive Officer